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                                                                   Exhibit 10.21

                            PRA INTERNATIONAL, INC.
                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN


     1.   Definitions.  As used in this Amended and Restated 1997 Stock Option
          -----------
Plan of PRA International, Inc., the following terms shall have the following meanings:

          1.1.  Accelerate, Accelerated and Acceleration, when used with respect
                ----------  -----------     ------------
     to an Option, mean that as of the relevant time of reference, such Option shall become fully exercisable with respect to the total number of shares of Common Stock subject to such Option and may be exercised for all or any portion of such shares.

          1.2.  Beneficial Ownership means beneficial ownership determined
                ---------- ---------
     pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

          1.3.  Board means the Company's Board of Directors.
                -----

          1.4.  Change in Control means a change in ownership or control of the
                ------ -- -------
     Company effected through either of the following transactions:

                (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, or

                (b) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of such period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time such election or nomination was approved by the Board.

          1.5.  Code means the federal Internal Revenue Code of 1986, as
                ----
     amended.

          1.6.  Committee means a committee comprised of two or more Nonemployee
                ---------
     Directors, appointed by the Board, responsible for the administration of the Plan, as
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                                      -2-

     provided in Section 5; provided, that the Board itself may at any time, in
                            --------
     its sole discretion, exercise any or all functions and authority of the Committee. In the event that no Committee is in existence at any time, any discretion or authority granted to the Committee under this Plan shall be exercised, if at all, by the Board.

          1.7.  Company means PRA International, Inc., a Delaware corporation.
                -------

          1.8.  Consulting Agreement means a consulting agreement, if any,
                ---------- ---------
     between the Company and an Optionee, setting forth, inter alia, conditions
                                                         ----- ----
     and restrictions upon the transfer of shares of Stock.

          1.9.  Employment Agreement means an employment agreement, if any,
                ---------- ---------
     between the Company and an Optionee, setting forth, inter alia, conditions
                                                         ----- ----
     and restrictions upon the transfer of shares of Stock.

          1.10.  Fair Market Value means the value of a share of Stock on any
                 ---- ------ -----
     date as determined by the Committee.

          1.11.  Grant Date means the date as of which an Option is granted, as
                 ----- ----
     determined under Section 7.

          1.12.  Immediate Family Member means, with respect to any Optionee,
                 --------- ------ ------
     such Optionee's spouse and lineal descendants or any trust for the benefit of, or the legal representative of, any of the preceding persons.

          1.13.  Incentive Option means an Option which by its terms is to be
                 --------- ------
     treated as an "incentive stock option" within the meaning of Section 422 of the Code.

          1.14.  Nonemployee Director means a director of the Company who is not
                 ----------- --------
     an officer or employee of the Company.

          1.15.  Non-statutory Option means any Option that is not an Incentive
                 ------------- ------
     Option.

          1.16.  Option means an option to purchase shares of Stock granted
                 ------
     under the Plan.

          1.17.  Option Agreement means an agreement between the Company and an
                 ------ ---------
     Optionee, setting forth the terms and conditions of an Option.

          1.18.  Option Price means the price paid by an Optionee for a share of
                 ------ -----
     Stock upon exercise of an Option.

          1.19.  Optionee means a person eligible to receive an Option, as
                 --------
     provided in Section 6 of the Plan, to whom an Option shall have been granted under the Plan.
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                                      -3-

          1.20.  Plan means this Amended and Restated 1997 Stock Option Plan of
                 ----
     the Company, as amended from time to time.

          1.21.  Stock means Common Stock, par value $0.01 per share, of the
                 -----
     Company.

          1.22.  Stock Restriction Agreement means a Stock Restriction Agreement
                 ----- ----------- ---------
     entered into by the Company and an Optionee pursuant to Section 5 hereof.

          1.23.  Ten Percent Owner means a person who owns, or is deemed within
                 --- ------- -----
     the meaning of Section 422(b)(6) of the Code to own, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or its parent or subsidiary corporations). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

          1.24.  Vesting Year for any portion of any Incentive Option means the
                 ------- ----
     calendar year in which that portion of the Option first becomes exercisable.

     2.   Purpose.  This Plan is intended to encourage ownership of Stock by
          -------
employees and consultants of the Company and its subsidiaries and to provide additional incentives for them to promote the success of the Company's business. The Plan is intended to be an incentive stock option plan within the meaning of
Section 422 of the Code but not all Options granted hereunder are required to be Incentive Options.

     3.   Term of the Plan.  Options may be granted hereunder at any time during
          ---- -- --- ----
the period commencing upon the approval of the Plan by the Board and ending January 31, 2007.

     4.   Stock Subject to the Plan.  At no time shall the number of shares of
          ----- ------- -- --- ----
Stock then outstanding which are attributable to the exercise of Options granted under the Plan, plus the number of shares then issuable upon exercise of outstanding Options granted under the Plan, exceed one hundred thousand (100,000) shares (prior to giving effect to the Company's proposed stock split), subject, however, to the provisions of Section 18 of the Plan. Shares to be
-------  -------
issued upon the exercise of Options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased thereunder shall again be available for Options thereafter to be granted.

     5.   Administration.  The Plan shall be administered by the Committee.
          --------------
Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making the following determinations with respect to each Option to be granted by the
Company: (a) the employee or consultant to receive the Option; (b) whether the Option (if granted to an employee) will be an Incentive Option or Non-statutory Option; (c) the time of granting the Option; (d) the number of shares subject to the Option provided; however, that in no event shall any Optionee be granted in any calendar year Options to purchase more than fifty thousand (50,000) shares;
(e) the Option Price; (f) the Option period; (g) the Option exercise
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                                      -4-

date or dates or, if the Option is immediately exercisable in full on its Grant Date, the vesting schedule, if any, applicable to the shares of Stock issuable upon the exercise of the Option; and (h) the effect of termination of employment, consulting or association with the Company on the subsequent exercisability of the Option. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall also have complete authority in its discretion to require that, as a condition precedent to the grant or exercise of any Option, the Optionee shall enter into a Stock Restriction Agreement with the Company, containing such terms, provisions and conditions as the Committee shall determine in its absolute discretion, including, without limitation, provisions relating to the vesting of shares of Stock issuable upon exercise of an Option and provisions imposing restrictions upon the transferability of any and all shares of Stock or other capital stock of the Company owned of record or beneficially by the Optionee party thereto. The Committee's determinations on the matters referred to in this Section 5 shall be conclusive.

     6.   Eligibility.  An Option shall be granted only to an employee or
          -----------
consultant of one or more of the Company or any subsidiary thereof. A director of one or more of the Company and any subsidiary who is not also an employee or consultant of one or more of the Company or a subsidiary shall not be eligible to receive an Option except as otherwise provided in Section 11 hereof.

     7.   Time of Granting Options.  The granting of an Option shall take place
          ---- -- -------- -------
at the time specified in the Option Agreement. Only if expressly so provided in the Option Agreement, shall the Grant Date be the date on which an Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

     8.   Option Price.  The Option Price under each Incentive Option shall be
          ------ -----
not less than 100% of the Fair Market Value of Stock on the Grant Date, or not less than 110% of the Fair Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The Option Price under each Non-statutory Option shall not be so limited solely by reason of this Section 8.

     9.   Option Period.  No Incentive Option may be exercised later than the
          ------ ------
tenth anniversary of the Grant Date, but in any case not later than the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The option period under each Non-statutory Option shall not be so limited solely by reason of this Section 9. An Option may become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of
Section 422 of the Code.  Furthermore, all outstanding Options
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                                      -5-

held by employees shall Accelerate upon the occurrence of a Change in Control of the Company. Any Options Accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the Option period.

     10.  Limit on Incentive Option Characterization.  No Incentive Option shall
          ----- -- --------- ------ ----------------
be considered an Incentive Option to the extent that pursuant to its terms it would permit the Optionee to purchase for the first time in any Vesting Year under that Incentive Option more than the number of shares of Stock calculated by dividing the current limit by the Option Price. The current limit for any Optionee for any Vesting Year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the Vesting Year under each other Incentive Option granted to the Optionee under the Plan and each other incentive stock option granted to the Optionee under any other incentive stock option plan of the Company (and any parent and subsidiary corporations).

     11.  Formula Awards.
          ------- ------

          11.1.  Automatic Grants.  Upon the initial election to the Board of an
                 --------- ------
     unaffiliated Non-Employee Director (an "Unaffiliated Director"), such Unaffiliated Director shall receive a Non-statutory Option to purchase five thousand (5,000) shares (after giving effect to the Company's proposed stock split) and such Unaffiliated Director shall receive a Non-statutory Option to purchase one thousand (1,000) shares (post-split) on each anniversary of such initial election so long as such Unaffiliated Director continues to be an Unaffiliated Director. Options granted pursuant to this
     Section 11 shall have an exercise price equal to (a) in the case of the initial grants to Mr. Penner and Ms. Hemberger, the initial public offering price and (b) in all other cases, the average closing price of the Company's common stock for the thirty (30) days immediately preceding the applicable Grant Date.

          11.2.  Term and Vesting.  Each Option granted under this Section 11
                 ---- --- -------
     shall expire at the earlier of (i) 90 days after such Unaffiliated Director no longer serves as a director of the Company or (ii) the end of ten years and one day after the Grant Date. Each Option shall be fully exercisable on the Grant Date.

          11.3.  Option Pool.  There is hereby reserved out of the Option pool
                 ------ ----
     of one hundred thousand (100,000) shares (prior to giving effect to the Company's proposed stock split), an Option pool of ten thousand (10,000) shares (pre-split) to be used exclusively for Options to be granted pursuant to this Section 11.

     12.  Exercise of Option.  An Option may be exercised by the Optionee giving
          -------- -- ------
written notice, in the manner provided in Section 22, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash, or certified or bank check payable to the order of the Company, in an amount equal to the aggregate Option Price of the shares to be purchased. Receipt by the Company of such notice and payment, and, if applicable, the Optionee's executed counterpart of any Stock Restriction Agreement required by the Committee pursuant to Section 5 hereof, shall constitute
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                                      -6-

the exercise of the Option. Within ten (10) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

     13.  Restrictions on Issue of Shares.
          ------------ -- ----- -- ------

          (a) Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by the exercise of any Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (1) the shares with respect to which such Option has been exercised are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended (the "Securities Act"); or

          (2) a no-action letter in form and substance reasonably satisfactory to the Company and its counsel with respect to the issuance of such shares shall have been obtained by the Company from the Securities and Exchange Commission.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

          (b) Each certificate representing shares issued upon the exercise of an Option will bear restrictive legends which may refer to this Plan and to applicable restrictions under any Employment Agreement, Consulting Agreement or Stock Restriction Agreement, as applicable.

     14.  Purchase for Investment; Subsequent Registration.
          -------- --- ----------  ---------- ------------

          (a) Without limiting the generality of Section 13 hereof, if the shares to be issued upon exercise of an Option granted under the Plan have not been effectively registered under the Securities Act, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option as an investment and not with a view to, or for sale in connection with, the distribution of any such shares.

          (b) Each certificate representing shares of Stock issued pursuant to the exercise of an Option granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 14 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect of said Stock.
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                                      -7-

          (c) If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares with respect to which an Option shall have been granted, or to qualify any such shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Option holder, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     15.  Withholding; Notice of Disposition of Stock Prior to Expiration of
          -----------  ------ -- ----------- -- ----- ----- -- ---------- --
          Specified Holding Period.
          --------- ------- ------

          (a) Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

          (b) The Company may require as a condition to the issuance of shares covered by any Incentive Option that the party exercising such Option give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code.
If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of shares covered by an Incentive Option that the party exercising such option give a satisfactory written representation promising to make such a remittance.

     16.  Termination of Association with the Company.
          ----------- -- ----------- ---- --- -------

          (a) Termination of Options.  If the Optionee's employment, consulting
              ----------- -- -------
or other association or relationship with the Company or one of its subsidiaries is terminated, whether voluntarily or otherwise, (i) all unvested Options shall automatically terminate and (ii) the Option, to the extent the Option is exercisable on the date of termination, may continue to be exercised by the Optionee in accordance with its terms for a period of thirty (30) days after such termination date. Notwithstanding the foregoing, in the event that the applicable Option Agreement with respect to an Option shall contain specific provisions governing the effect that any such
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                                      -8-

termination shall have on the exercisability of such Option, such provisions shall, to the extent that they are inconsistent with the provisions of this
Section 16, control and be deemed to supersede the provisions of this Section
16. For purposes of this Section 16, military or sick leave shall not be deemed a termination of employment, provided that it does not exceed the longer of 30
                             --------
days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

          (b) Buy-Back Provisions.  The Options of any Optionee shall be subject
              -------- ----------
to the terms of any buy-back provisions contained in any related Option Agreement, Stock Restriction Agreement, Employment Agreement or Consulting Agreement to which such Optionee is a party.

     17.  Transferability of Options.  Options shall not be transferable,
          --------------- -- -------
otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee; provided,
                                                                --------
however, that this Section shall not bar a transfer, assignment or sale of Non-
-------
statutory Options by an Optionee to, or for the benefit of, such Optionee's Immediate Family Members, who shall take and be entitled to exercise such Non-statutory Options subject to all the limitations set forth in this Plan, the applicable Option Agreement and the applicable Stock Restriction Agreement. Notwithstanding anything in this Section 17 to the contrary, the Company shall not recognize any transfer, assignment or sale by the Optionee of Non-statutory Options to an Immediate Family Member, and any such Non-statutory Options transferred, assigned or sold shall be deemed to be owned and held by such Optionee rather than by the transferee, unless prior to any such transfer, assignment or sale such transferee shall execute an Instrument of Adherence to the applicable Option Agreement and to the applicable Stock Restriction Agreement, and such Instrument of Adherence is in form and substance satisfactory to the Company. Notwithstanding the foregoing, the Committee reserves the right in its sole and absolute discretion to approve or disapprove any proposed transfer of Options otherwise permitted pursuant to the foregoing provisions of this Section 17.

     18.  Adjustment of Number of Option Shares.  In the event of any stock
          ---------- -- ------ -- ------ ------
dividend payable in Stock or any split-up or contraction in the number of shares of Stock after the date of an Option Agreement and prior to the exercise in full of the Option, the number of shares subject to such Option Agreement and the price to be paid for each share subject to the Option shall be proportionately adjusted. In the event of any reclassification or change of outstanding shares of Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, shares of stock or other securities equivalent in kind and value to those shares an Optionee would have received if he or she had held the full number of shares of Stock subject to the Option immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold those shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option shall thereupon be subject to the Option. Upon dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at the time in the employ of or retained as a consultant to the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of Stock of the nature contemplated by this Section 18, the number of shares of Stock available for the purpose of the Plan as stated in Section 4 hereof shall be correspondingly adjusted.

     19.  Reservation of Stock.  The Company shall at all times during the term
          ----------- -- -----
of the Options reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

     20.  Limitation of Rights in Stock; No Special Employment or Other Rights.
          ---------- -- ------ -- -----  -- ------- ---------- -- ----- ------
The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Optionee or his agent. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation or the By-laws of the Company or by any applicable Employment Agreement, Consulting Agreement or Stock Restriction Agreement. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her employment with, or retention as a consultant by, the Company (or any subsidiary), or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

     21.  Termination and Amendment of the Plan.  The Board may at any time
          ----------- --- --------- -- --- ----
terminate the Plan or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such Optionee under such Option.

     22.  Notices and Other Communications.  All notices and other
          ------- --- ----- --------------
communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Optionee, at his or her residence address last filed with the Company, and (b) if to the Company, at PRA International, Inc., American Center, 8300 Boone Boulevard, Suite 310, Vienna, Virginia 22182,
Attention: President, or to such other persons or addresses as the Optionee or the Company may specify by a written notice to the other from time to time.

     23.  Effective Date.  The Company's 1997 Stock Option Plan was initially
          --------- ----
adopted by the Board on July 24, 1997 and the Amended and Restated 1997 Stock Option Plan was adopted by the Board on October 15, 1997. Both the 1997 Stock Option Plan and the Amended and

Restated 1997 Stock Option Plan were approved by the stockholders of the Company effective October 15, 1997. The Company's Amended and Restated 1997 Stock Option Plan shall be effective upon the consummation of the Company's initial public offering of its common stock.